ENDO PHARMACEUTICALS

grow. collaborate. innovate. thrive.

Bank of America Merrill Lynch 2011 Leveraged Finance Conference

December 1, 2011

Exhibit 99.1

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals

FORWARD LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Statements including words such as “believes,” “expects,” “anticipates,”
“intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk
Factors” in our Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein, could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in our Annual Report on Form 10-K. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

grow. collaborate. innovate. thrive. ENDO PHARMACEUTICALS 3 I. Our Diversified Business II. Pharmaceuticals III. American Medical Systems IV.Innovation V. Financial Outlook

$mm
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$399
$110
$596
$217
$615
$171
$820
$285
$910
$345
$1,086
$366
$1,261
$356
$1,461
$295
$1,716
$454
$2.72B - $2.80B
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E
Revenue
Cash Flow from Operations

grow. collaborate. innovate. thrive. ©2011 Endo Pharmaceuticals STRONG OPERATING PERFORMANCE 16% 3-YEAR CAGR FOR REVENUE* * Revenue CAGR 2007-2010. 4 Sustaining our Growth

[redacted]

[redacted]

23%
9%
68%

[redacted]

22%
45%
33%

29%
71%

19%
26%
55%

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals

DIVERSIFIED HEALTHCARE SOLUTIONS COMPANY
Generic
Men’s
Health
TTM 9/30/11: $2.34B
(1)
TTM 9/30/11: $0.54B
(2)
TTM 9/30/11: $2.88B
(3)
Revenue mix
Endo
AMS
Pro Forma
1. Represents TTM of pro forma 2010 acquisitions (Qualitest, HealthTronics and Penwest, excluding AMS)
2. Includes $0.3MM of revenue from the uterine health business, which was divested during the first quarter 2010.
3. Includes full year of AMS acquisition
Branded
Pharmaceuticals
Devices &
Services
Women’s
Health
BPH
Generic
Branded
Pharmaceuticals
Devices &
Services
Revenue mix
Revenue mix
International
US

Branded
Pharmaceuticals
Pain
Urology
Oncology
Endocrinology
Devices
& Services
Generics

grow. collaborate. innovate. thrive. ©2011 Endo Pharmaceuticals 6 ENDO’S INTEGRATED BUSINESS MODEL

Voltaren® Gel
(diclofenac sodium topical gel) 1%

opana® ER
(oxymorphone HCl) CII

ONCE-YEARLY
SUPPRELIN® LA
(histrelin acetate) subcutaneous implant

Frova®
frovatriptan succinate
2.5 mg Tablets

Lidoderm®
LIDOCAINE PATCH 5%
A Custom Fit for PHN Pain

VALSTAR®
(valrubicin) 200 mg/5 mL Sterile Solution for Intravesical Instillation

Percocet® CII
(oxycodone and acetaminophen tablets, USP)

FORTESTA®
(testosterone) Gel CIII

ONCE-YEARLY
VANTAS®
(histrelin acetate) subcutaneous implant

grow. collaborate. innovate. thrive. ©2011 Endo Pharmaceuticals STRONG CORE BUSINESS SUPPORTING GROWTH 7

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
40% of Sales from Controlled Substances
Manufacturing Flexibility
Distribution Capability
Product Line Optimization
GENERICS OVERVIEW
• Strong Q3 2011 Topline
Growth
• 17% pro forma sales growth
versus same quarter last year.
• Strong Growth Expectations
• Expect net sales CAGR of more
than 15% for 2010 through 2012
• Outperforming Deal Synergies
• Cost of Goods improvement
through insourcing of product
manufacturing
• API procurement

grow. collaborate. innovate. thrive. ©2010 Endo Pharmaceuticals Inc. SO WHAT HAPPENS NEXT? AMERICAN MEDICAL SYSTEMS 9

BPH 22%
Men's Health 45%
Women's Health 33%

International 29%
United States 71%

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals
10
Leading Provider of Devices to Pelvic Health Space
• Men’s Health: Solutions for male incontinence and erectile dysfunction prostheses
• Women’s Health: Solutions for female incontinence and pelvic floor repair
• Benign Prostatic Hyperplasia (BPH) Therapy: Laser treatments
Strong Product Portfolio Supported by Robust Future
Product Cadence
• Solid market share in several categories that have historically grown in the mid-to-high single digit range over the long-term
• Near-term growth driven by new product launches and
increased utilization of recent products such as MoXy Fiber
Seasoned Management Team and High Quality Assets
• Team has significant experience running a growing devices
business
• Four global facilities – two in the US (Minnetonka, MN and San
Jose, CA) and two in Europe (Breukelen, Netherlands and
Athlone, Ireland)

AMS COMPANY PROFILE
Revenue by Business
(1)
TTM as of 9/30/2011
Revenue by Geography
(1)
TTM as of 9/30/2011
(1) Includes $0.3MM of revenue from the
uterine health business, which was divested
during the first quarter of 2010

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals
Men’s Health

AMS – PRODUCT PORTFOLIO
BPH Women’s Health
Product Description
AMS 800®
Artificial Urinary
Sphincter
InVance®
Less invasive treatment
for moderate
incontinence
AdVance®
Less invasive treatment
for mild to moderate
incontinence
UroLume®
Endoprosthesis for non-
surgical candidates
AMS 700®
Semi-rigid malleable
prostheses/inflatable
prostheses for treatment
of Erectile Dysfunction
Product Description
Monarc®
Self-fixating, subfascial
hammock for treatment of
stress incontinence
MiniArc®
Single-Incision Sling for
stress incontinence
Elevate®
Transvaginal pelvic floor
repair system (requires no
external incisions)
Product Description
GreenLight™
Photo Vaporization / laser
therapy designed to
remove prostatic tissue
StoneLight®
Laser treatment of urinary
stones
SureFlex™
Fiber optic line designed
for holmium laser
lithotripsy
TherMatrx®
Less invasive tissue
ablation technique for
men not yet to the point
of urethral obstruction

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals

PRACTICE OVERLAP OPPORTUNITY
VALSTAR®/VANTAS®
(Urology practices
currently prescribing)
AMS
(Urology practices
with at least one MD using
AMS products in a top-200
AMS account)
HealthTronics
(Urology practices
currently in a partnership)
More than 2,400 practices
have a relationship with one business,
but could represent opportunity for the others

grow. collaborate. innovate. thrive. ©2011 Endo Pharmaceuticals ENDO HEALTHCARE SOLUTIONS IN ACTION PAIN & UROLOGY Branded Pharmaceuticals Generics Devices and Services 13

ANDA Filings
~50 Current ANDA Reviews
ANDA Approvals

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
COMMITMENT TO INNOVATION

Branded Pharmaceuticals Medical Devices Generic Pharmaceuticals
Generic Development
Supplements strong
commercial base growth
•
Continually enhancing
existing products
•
Recent advances:
GreenLight™ XPS Laser
Console
MoXy™ Laser Fiber
AdVance™ XP (OUS)
•
Developing treatments in
new areas
Topas™ sling
•
Exploring new emerging
technologies
•
Key Therapeutic Areas
•
Pain
•
Oncology
•
Endocrinology
•
Semi-Virtual R&D Model
•
Global Partnerships
•
Discovery
•
Early Development
•
Development Pipeline
OPANA® ER (NDA)
Formulation designed to be crush-resistant
AVEED™ (NDA)
Long Acting Injectable Testosterone
Urocidin™ (Ph. III)
Bladder Cancer
Androgen Receptor Antagonist     (Ph. I)
Castration Resistant Prostate Cancer

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals

2011 ENDO GUIDANCE
Guidance
Revenue range $2.72B - $2.80B
Adjusted diluted EPS range $4.55 - $4.65
Reported (GAAP) diluted EPS range $1.87 - $1.97

ENDO PHARMACEUTICALS

grow. collaborate. innovate. thrive.

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals
17 17
RECONCILIATION OF NON-GAAP MEASURES

For an explanation of Endo’s reasons for using non-GAAP measures, see Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission
Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Year Ending December 31, 2011
Lower End of Range Upper End of Range
Projected GAAP diluted income per common share $1.87 $1.97
Upfront and milestone-related payments to partners
$0.25 $0.25
Amortization of commercial intangible assets and inventory step-up
$2.10 $2.10
Acquisition and integration costs related to recent acquisitions.
$0.48 $0.48
Impairment of long-lived assets through September 30, 2011
$0.19 $0.19
Interest expense adjustment for ASC 470-20
$0.16 $0.16
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of recent acquisitions
($0.50) ($0.50)
Diluted adjusted income per common share guidance
$4.55 $4.65
The company's guidance is being issued based on certain assumptions including:
•Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of December 1, 2011

ENDO PHARMACEUTICALS

grow. collaborate. innovate. thrive.

Bank of America Merrill Lynch 2011 Leveraged Finance Conference

December 1, 2011